UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 27, 2006

                               AMASYS Corporation
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

     Delaware                         0-21555                 54-1812385
     --------                         -------                 ----------
(State or Other Jurisdiction     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


625 N. Washington Street, Suite 301, Alexandria, Virginia       22314
---------------------------------------------------------       -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (703) 797-8111
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          --------------------------------------------------------------------
          Appointment of Principal Officers; Compensatory Arrangements of
          ----------------------------------------------------------------
          Certain Officers.
          -----------------

          (b) Director Robert Delaney has resigned from the Board of Directors of AMASYS Corporation effective November 27, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            AMASYS CORPORATION



DATE:  December 1, 2006             By:   /s/ C.W. Gilluly, Ed.D.
                                          -----------------------
                                          C.W. Gilluly, Ed.D.
                                          President and Chief Executive Officer